                                                ROCHESTER PORTFOLIO SERIES
                                           LIMITED TERM NEW YORK MUNICIPAL FUND
                                         Class B Share Certificate (8-1/2" x 11")

I.   FACE OF CERTIFICATE                (All text and other matter lies within 8-1/4" x 10-3/4"  decorative  border,  5/16"
     -------------------
                                        wide)

                           (upper left corner box with heading: NUMBER [of shares])

                           (upper right corner)  share certificate no.

                           (upper right box with heading: CLASS B SHARES below cert. no.)

                           (centered below boxes)

                                                ROCHESTER PORTFOLIO SERIES
                                       Series: LIMITED TERM NEW YORK MUNICIPAL FUND
                                              A MASSACHUSETTS BUSINESS TRUST

(at left)                           THIS IS TO CERTIFY THAT                             (at  right)  SEE   REVERSE  FOR  CERTAIN
                                                                                        DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP _____________
(at left)  is the owner of

                                   (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF
                                               LIMITED TERM NEW YORK MUNICIPAL FUND,
                                               A SERIES OF ROCHESTER PORTFOLIO SERIES

         (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney,  upon surrender of this certificate  properly endorsed.  This certificate and the shares represented  hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the  Fund to all of  which  the  holder  by  acceptance  hereof  assents.  This  certificate  is not  valid  until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature at left of seal)                 Dated:                     (signature at right of seal)

         /s/ Brian W. Wixted                                                    /s/ Robert J. Zack
         TREASURER                                                              SECRETARY

                                                   (centered at bottom)
                                              1-1/2" diameter facsimile seal
                                                        with legend

                                                ROCHESTER PORTFOLIO SERIES
                                                           SEAL
                                                           1991
                                               COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                          Countersigned
                                                     OPPENHEIMER SHAREHOLDER SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, Inc.)
                                                     Denver (CO)                Transfer Agent

                                                     By ____________________________
                                                           Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                             UNDER UGMA/UTMA  ___________________
                                                                                        (State)

Additional abbreviations may also be used though not in the above list.

For Value Received_____________________hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

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________________________________________________Class   B  Shares  of  beneficial   interest   represented  by  the  within
Certificate,  and do hereby irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              -----------------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed                 Name of Guarantor
                                                     by:               _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed     NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph)
                  face of the certificate in every particular
                  without alteration or enlargement or any change
                  whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of             institution of the type described in the current
signature(s))              prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.
It is invalid without this
"four hands" watermark:  logotype

                         -------------------------------------------------------------------------
                                         THIS SPACE MUST NOT BE COVERED IN ANY WAY

355_ShareCert_B-02.doc